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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 27, 1998


                           Western Digital Corporation
               (Exact Name of Registrant as Specified in Charter)
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
             Delaware                          001-08703                  95-264-7125
-----------------------------------        ----------------           --------------------
   (State or Other Jurisdiction              (Commission                 (IRS Employer
        of Incorporation)                    File Number)              Identification No.)


  8105 Irvine Center Drive, Irvine, California                          92618
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   (Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (949) 932-5000


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Total of sequentially numbered pages:  3.



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ITEM 5.     OTHER EVENTS.

         On July 27, 1998, the registrant issued a press release announcing its fourth quarter and year-end results.

         A copy of the press release is attached as Exhibit 99.4.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit     Description
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
  99.4      Press Release Regarding Announcement of Fourth Quarter and Year-End
            Results.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Western Digital Corporation



Date:  August 10, 1998                       By:  /s/ MICHAEL A. CORNELIUS
                                                  ------------------------------
                                                  Michael A. Cornelius
                                                  Vice President, Law and
                                                  Administration and Secretary



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